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Protective Life Insurance Company First Variable Annuity Fund A PO Box 830765 Birmingham, Alabama, 35283-0765 Telephone: 1-800-228-1035 www.protective.com

PROTECTIVE LIFE INSURANCE COMPANY

INDIVIDUAL SINGLE AND FLEXIBLE PREMIUM IMMEDIATE AND DEFERRED
VARIABLE ANNUITY CONTRACTS

FUNDED IN
FIRST VARIABLE ANNUITY FUND A

        The variable annuity contracts (the "Contracts") issued by Protective Life Insurance Company (the "Company") and described in this prospectus are designed to provide annuity income benefits.

        The Contracts described herein were issued either to: (a) Qualified Plans; (b) Separately Administered Plans; or (c) Plans other than Qualified Plans or Separately Administered Plans ("Other Plans"). "Separately Administered Plans" mean: Individual retirement plans created pursuant to the provisions of the Self-Employed Individual Retirement Act of 1962 (H.R. 10 Plans) or Section 401 of the Internal Revenue Code ("Code") which meet certain criteria. The Company does not currently offer the Contracts for sale to new purchasers.

        Owners can invest, through First Variable Annuity Fund A (the "Separate Account"), in the following Investment Options:

American Century Variable Portfolios, Inc. ("ACS")
VP Income & Growth Fund, Class I Shares
VP International Fund, Class I Shares
VP UltraSM Fund, Class I Shares

Fidelity Variable Insurance Products Fund ("FMR")
VIP Contrafund® Portfolio, Service Class 2 Shares
VIP Growth & Income Portfolio, Service Class 2 Shares

Federated Insurance Series ("FIS")
Federated High Income Bond Fund II, Service Shares
Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II

PBHG Insurance Series Fund, Inc. ("PBHG")
PBHG Small Cap Growth Portfolio

        The Company has discontinued sales of the Contracts. However, Owners can continue to make additional Purchase Payments to the Contracts.

        This prospectus sets forth concisely the information that an investor should know before investing. It should be read in its entirety and retained for future reference. Certain additional information is found in the Statement of Additional Information, dated the same date as this prospectus, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth on the last page of this prospectus (before any appendices). To obtain without cost a copy of the Statement of Additional Information, write or call the Company's Service Center at P. O. Box 830765, Birmingham, AL 35283-0765, (800) 228-1035.

        The Owner will generally have 10 days from receipt of the Contract in which the Contract may be returned by delivering or mailing it to the Company. Certain states may permit the Owner more than 10 days to return the Contract. Within seven days of receipt of the Contract and a written notice by the Owner, the Company will issue a refund. Unless applicable law requires a refund equal to the Purchase Payment, the Company will refund the Purchase Payment plus any increase or minus any decrease in Accumulation Value of the Contract attributable to the Purchase Payment without the payment of any Termination Charge.

        These securities have not been approved or disapproved by the SEC or any State Securities Commission, nor has the SEC or any State Securities Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        Please read this prospectus and keep it for future reference. It should be accompanied by current prospectuses of the available investment options.

The date of this prospectus is January 2, 2004

DEFINITIONS

        Accumulation Period:  The period during which Purchase Payments may be made prior to the Annuity Commencement Date.

        Accumulation Unit:  A unit of measure used in the calculation of the Accumulation Value of each Investment Division in Fund A that, in turn, is used in the calculation of the Accumulation Value of a Contract.

        Accumulation Value:  The dollar value of an Owner's interest in Fund A.

        Adjusted Value:  The dollar amount applied under one of the Annuity Options. The Adjusted Value of a Contract is equal to the Accumulation Value of a Contract determined at the end of the Valuation Period which ends immediately preceding the Annuity Commencement Date, minus the sum of any applicable taxes not previously deducted.

        Annuitant:  The person named in the application and on whose life the first Annuity Payment is to be made.

        Annuitant's Beneficiary:  The person, persons or entity named in the Company's records to receive any death benefits on the Annuitant's death. The Annuitant's Beneficiary is as specified in the application, unless changed.

        Annuity Commencement Date:  The first day of the period for which the first Annuity Payment is to be made. It is the date specified in the application, unless changed.

        Annuity Option:  The method for making Annuity Payments. The Annuity Option is as specified in the application, unless changed.

        Annuity Payments:  Payments made by the Company to the Payee during the Annuity Period.

        Annuity Period:  The period after the Annuity Commencement Date during which Annuity Payments are made.

        Annuity Unit:  A unit of measure used in the calculation of the amount of each Variable Annuity Payment from each Investment Division.

        Fixed Annuity:  An annuity with payments which do not vary with the investment experience of any separate account of the Company.

        Fund A:  The separate account established by the Company to receive and invest the Net Purchase Payments made under the Contracts.

        Investment Division:  Fund A is divided into Investment Divisions. Each Investment Division invests in a designated Investment Option or a Portfolio of an Investment Option.

        Investment Option:  An investment entity which can be selected by the Owner to be an underlying investment of the Contract.

        Issue Date:  The date on which the Contract becomes effective.

        Net Purchase Payment:  A Purchase Payment, less the Contract Issue Fee and any applicable taxes.

        Non-Qualified Contract:  A Contract that does not meet the requirements of Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

        Owner:  The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name a Contract is issued. The Annuitant is the Owner unless another Owner is named in the application. If a Contract is owned jointly, rights and privileges under a Contract must be exercised by each Owner. Even if another Owner is named in the application, the Annuitant becomes the Owner on the Annuity Commencement Date. When the Owner and the Annuitant are the same person, any death benefit payable will be paid to the Annuitant's Beneficiary.

        Owner's Beneficiary:  The person, persons or entity named to become the new Owner if an Owner dies prior to the Annuity Commencement Date and who will receive the death benefit set forth in a Contract upon the death of an Owner prior to the Annuity Commencement Date; provided, however, that if such person is an Owner's spouse, the spouse may keep the Contract in force and will become the Owner pursuant to the terms of the Contract.

        Payee:  The recipient of Annuity Payments under a Contract either during the Annuity Period or as a death benefit prior to the Annuity Commencement Date.

        Contract Issue Fee:  A fee of $25 paid to the Company from the initial Purchase Payment made in connection with Separately Administered Plans to reimburse the Company for a portion of administrative expenses incurred in issuing the Contract.

        Contract Year:  The first Contract Year shall be the period of 12 months from the Issue Date. Subsequent Contract Years shall end on the same date in each succeeding year.

        Portfolio:  A segment of an Investment Option which constitutes a separate and distinct class of shares. It is sometimes referred to as a Fund.

        Purchase Payment:  An amount paid to the Company to provide benefits under a Contract.

        Purchase Payment Processing Fee:  A fee of $5 that may be paid to the Company from subsequent Purchase Payments after the initial investment in a Contract issued in connection with a Separately Administered Plan to reimburse the Company for some of its administrative expenses incurred in connection with processing subsequent investments in such Contracts.

        Qualified Contract:  A Contract used in connection with a retirement plan that meets the requirements of Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

        Sales Charge:  A charge imposed against the Purchase Payment for all Contracts except those issued in connection with Separately Administered Plans to reimburse the Company for its expenses related to distributing the Contracts.

        Service Center:  The Company's administrative service center for the Contracts is located at P.O. Box 830765, Birmingham, Alabama 35283-0765. You may also call the Company at 800-228-1035 or visit us at www.protective.com. The Company may establish additional service centers for the Contracts and/or other policies it issues.

        Termination Charge:  A charge applied against a Contract's Accumulation Value to reimburse the Company for administrative expenses incurred in connection with the termination of certain types of Contracts.

        Valuation Period:  Each business day together with any non-business days before such business day. A business day is any day the New York Stock Exchange is open for trading or any day in which the SEC requires that shares of an Investment Option be valued.

        Variable Annuity:  An annuity with payments which vary as to dollar amount in relation to the investment performance of Investment Divisions into which the Adjusted Value is allocated from time to time.

FEE TABLE

        The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and charges that you will pay, dependent upon the type of plan with which the Contract is used, at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value between Investment Options. State premium taxes also may be deducted.

OWNER TRANSACTION EXPENSES:

	As a percentage of Purchase Payment	As a percentage of Net Amount Invested
Sales Charge on Purchase Payments
Qualified Plans	5.0%	5.26%
Separately Administered Plans	None	None
Other Plans	7.0%	7.53%
Contract Issue Fee
Qualified Plans	None
Separately Administered Plans	$25
Other Plans	None
Purchase Payment Processing Fee*
Qualified Plans	None
Separately Administered Plans	$5
Other Plans	None
Maximum Termination Charge (as a percentage of Accumulation Value withdrawn)**
Qualified Plans	None
Separately Administered Plans	2.0%
Other Plans	None
Transfer Fee
Qualified Plans	None
Separately Administered Plans	None
Other Plans	None

*	Although we currently do not impose this fee, we reserve the right to do so in the future. We do not impose this fee on initial Purchase Payments.
**	We will not impose a Termination Charge if the Owner transfers the Accumulation Value to a funding medium issued or maintained by the Company or its affiliates.

        The next table describes the fees and expenses you will pay periodically during the time you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES:

Separate Account Annual Expenses (as a percentage of average Separate Account value)
Mortality and Expense Risk Charge	1.00%

Total Separate Account Annual Expenses	1.00%

        The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

        The Portfolio expenses used to prepare the next table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2002. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE PORTFOLIOS:

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.70%	1.69%	*

*	The range of Total Annual Portfolio Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Portfolios' advisers currently reimburse Portfolio expenses or waive fees. Please see the prospectus for each Portfolio for more information about that Portfolio's expenses.

EXAMPLE OF CHARGES:

        This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, annual Separate Account expenses, and Portfolio operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 4% depending on the jurisdiction.

        The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios (before taking into account any fee reimbursement or waiver arrangements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Qualified Plans	$756	$1,284	$1,838	$3,338
Separately Administered Plans	$497	$1,062	$1,654	$3,256
Other Plans	$950	$1,468	$2,010	$3,478

(2) If you annuitize or do not surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Qualified Plans	$756	$1,284	$1,838	$3,338
Separately Administered Plans	$293	$849	$1,430	$3,005
Other Plans	$950	$1,468	$2,010	$3,478

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

There is an Accumulation Unit Value history (condensed financial information) contained in Appendix A.

HIGHLIGHTS

        The following is a brief summary of some of the important features of the Contracts described in the prospectus. The summary does not provide a full description of the Contracts. The entire prospectus should be read for that purpose. You may find it helpful to reread this summary after reading the prospectus.

Types of Contracts

        This prospectus describes Variable Annuity Contracts. Contracts are either flexible Purchase Payment deferred annuity Contracts ("Deferred Contracts") or single Purchase Payment immediate annuity Contracts ("Immediate Contracts"). Depending on the tax treatment afforded a Contract, all Contracts are either Qualified Contracts or Non-Qualified Contracts. For information concerning taxation of the Company, Fund A, the Contracts and investors, see "FEDERAL TAX CONSIDERATIONS." For information concerning the Company, see "THE COMPANY."

Deductions and Expenses of the Contracts

        The net amount invested in a Contract after deduction of any Sales Charge, Contract Issue Fee, Purchase Payment Processing Fee, and any applicable taxes described below, may be allocated to Fund A, a separate account of the Company. Each initial Net Purchase Payment for a Contract will be allocated to the Investment Division(s) of Fund A as specified by the Owner in the application. For all subsequent Net Purchase Payments, each Net Purchase Payment will be allocated to the Investment Division(s) as may then be specified by the Owner. Such net amounts are then invested by the Company in shares of the Investment Options at net asset value. The value of the Contract before the date Annuity Payments begin, and the amount of monthly variable annuity benefits payable under the Contract thereafter, will increase or decrease depending upon the investment performance of the Investment Options in which the assets of the Investment Divisions are invested.

        Owners have the right to return a Contract according to the terms of its "free look" right. The Company reserves the right to delay initial investment of Purchase Payments in the Portfolios in certain instances, but it does not currently do so. See "ACCUMULATION PERIOD."

        Sales Charge.  A Sales Charge is deducted from the Purchase Payments for a Contract as follows:

Type of Contract Subject to Sales Charge	Percentage of Purchase Payment	Percentage of Net Amount Invested
Qualified Plans	5%	5.26%
Separately Administered Plans	0%	0%
Other Plans	7%	7.53%

        Contract Issue Fee.  A charge of $25 is deducted from the initial Purchase Payment for each Contract issued under a Separately Administered Plan. The charge is intended to cover a portion of the Company's costs in establishing records reflecting ownership of the Contract and in issuing the Contract.

        Charge for Premium Taxes.  Various jurisdictions impose a premium tax (currently ranging, where imposed, from 0% to a maximum of 4.0%) on annuity premiums received by life insurance companies. The Company may charge a Contract for the amount of any premium tax levied at the time Purchase Payments are received, or, if not previously deducted, as follows: (i) at its Annuity Commencement Date; (ii) in the event of the death of the Annuitant or the Owner prior to the Annuity Commencement Date; (iii) in the event of a partial or total withdrawal; or (iv) when payable by the Company.

        Purchase Payment Processing Fee.  Although no fee is currently imposed, the Company may, in the future, impose a charge of $5 on each Purchase Payment, after the initial Purchase Payment, received in connection with Contracts for Separately Administered Plans. This charge would be to reimburse the Company for a portion of its administrative expenses incurred in processing such payments.

        Charge for Partial and Total Withdrawals.  The Accumulation Value of a Contract may be withdrawn at any time during the Accumulation Period. However, a Termination Charge of 2% of the Accumulation Value of such Contract will be imposed if the Owner of a Separately Administered Plan transfers the Accumulation Value of such Separately Administered Plan to any funding medium which is not issued or maintained by the Company or its affiliates.

        For example, if the Owner requests a $1,000.00 withdrawal and the Termination Charge is two percent of the full amount deducted from the Accumulation Value of the Contract, $1,020.41 will be the total reduction in the Accumulation Value of the Contract, with $1,000.00 paid to the Contract Owner and $20.41 paid to the Company.

        For a discussion of the tax consequences associated with certain withdrawals, see "FEDERAL TAX CONSIDERATIONS." The Termination Charge is not imposed upon annuitization of the Contract at the Annuity Commencement Date, nor is it imposed on the payment of a death benefit. (See "DEATH BENEFIT.") There is also no Termination Charge if the Contract and a written notice are returned to the Company within 10 days of receipt of the Contract by the Owner.

Other Charges

        Other charges are made daily against the assets of Fund A and the Investment Options. Charges are made against each Fund A Division at an aggregate rate of not more than 1.0% per annum for the assumption by the Company of mortality and expense risks. Each Portfolio pays monthly investment advisory fees to its investment adviser based on each Portfolio's average net assets. The Investment Options also have direct expenses, such as legal, audit, custodial, share registration and printing expenses, which may be considered to be an indirect charge against assets. See the prospectuses for the Investment Options.

Taxes

        There is a ten percent (10%) federal income tax penalty that may be applied to the income portion of any distribution from the Contracts. However, the penalty is not imposed under certain circumstances. See "FEDERAL TAX CONSIDERATIONS."

THE COMPANY

        Prior to January 1, 2004, the Contracts were issued by First Variable Life Insurance Company ("First Variable"), an affiliate of the Company. On January 1, 2004, First Variable merged with and into the Company, and the Company assumed responsibility for First Variable's obligations under the Contract. A Tennessee stock life insurance company founded in 1907, the Company provides individual life insurance, annuities, and guaranteed investment contracts. The Company is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2002, the Company had total assets of approximately $21.8 billion. The Company's principal office is located at 2801 Highway 280 South, Birmingham, Alabama 35223. The Company is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $22.0 billion at December 31, 2002.

FUND A

        The creation of Fund A was authorized on July 1, 1968 in accordance with the Arkansas Insurance Code. Fund A is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of management or investment practices or policies of Fund A by the SEC. Previously a separate investment account of First Variable, Fund A was transferred to the Company on January 1, 2004 in connection with the merger of First Variable with and into the Company.

        Fund A is divided into Investment Divisions. Each Investment Division invests in shares of a Portfolio of a mutual fund. The value of both Accumulation Units and Annuity Units in each Investment Division reflects the investment results of its underlying Portfolio.

        Fund A is administered and accounted for as part of the general business of the Company, but the income and gains or losses of Fund A, whether or not realized, are credited to or charged against the assets held for Fund A in accordance with the terms of the Contracts, without regard to other income and gains or losses of any other business the Company may conduct. The assets of Fund A are held separate and apart from the Company's general account and from the assets of any of the Company's affiliates. These assets are not chargeable with liabilities arising out of any other business the Company may conduct or the liabilities of any companies affiliated with the Company. However, all obligations arising under a Contract, including the obligation to make Annuity Payments, are general corporate obligations of the Company.

        While the Company is obligated to make the Variable Annuity Payments under the Contract, the amount of the payments is not guaranteed. However, payments under a Fixed Annuity option are guaranteed by the Company.

        The Company performs or provides for the performance of all functions necessary for the administration of Fund A. Included among such functions are (i) assumption of all mortality and expense risks under the Contracts and (ii) the providing of administrative services. See "DEDUCTIONS AND EXPENSES OF THE CONTRACTS, FUND A AND THE INVESTMENT OPTIONS."

ADMINISTRATION

        We perform the Contract administration at our administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing Owner requests, processing Purchase Payments, transfers, surrenders, and death benefit claims, performing record maintenance, and disbursing annuity income payments.

INVESTMENT OPTIONS

The Available Options

        You may allocate your purchase payments and existing Account Value to one or more Separate Account Investment Divisions. The currently available Portfolios for our Separate Account Investment Divisions are listed below. More complete information, including a discussion of potential risks, appears in the current prospectuses for the Funds. (The prospectuses for the Investment Options may also describe other portfolios that are not available under the Contract.) You should read this prospectus and the prospectuses for the Funds carefully before investing in any Investment Division. There is no assurance that the stated objectives and policies of any of the Portfolios will be achieved.

American Century Variable Portfolios, Inc.

VP Income & Growth Fund.

        This Fund seeks capital growth by investing in common stocks. Income is a secondary objective. The Fund is advised by American Century Investment Management, Inc.

VP International Fund.

        This Fund seeks capital growth. The Fund is advised by American Century Investment Management, Inc.

VP UltraSM Fund.

        This Fund seeks long-term capital growth. The Fund is advised by American Century Investment Management, Inc.

Federated Insurance Series

Federated High Income Bond Fund II.

        This Fund seeks high current income. The Fund is advised by Federated Investment Management Company.

Federated Prime Money Fund II.

        This Fund seeks to provide current income consistent with stability of principal and liquidity. The Fund is advised by Federated Investment Management Company.

Federated Fund for U.S. Government Securities II.

        This Fund seeks to provide current income. The Fund is advised by Federated Investment Management Company.

Fidelity Variable Insurance Products Fund

VIP Contrafund Portfolio.

        This Fund seeks long-term capital appreciation. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is Fidelity International Investment Advisors.

VIP Growth & Income Portfolio.

        This Fund seeks high total return through a combination of current income and capital appreciation. The Fund is advised by Fidelity Management & Research Company. The Fund's subadviser is Fidelity International Investment Advisors.

PBHG Insurance Series Fund, Inc.

PBHG Small Cap Growth Portfolio.

        This Fund seeks to provide investors with capital appreciation. The Fund is advised by Pilgrim Baxter & Associates, Ltd.

        The Company has discontinued sales of the Contracts. However, Owners can continue to make additional Purchase Payments to the Contracts.

        The investment objectives and policies of certain Portfolios that the Separate Account Investment Divisions invest in are similar to the investment objectives and policies of other funds that the investment advisers manage. Although the objectives and policies may be similar, the investment results of the Portfolios that the Separate Account Investment Divisions invest in may be higher or lower than the results of such other funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same advisers.

        The Company may enter into certain arrangements under which it is reimbursed by the Portfolios' advisers, distributors and/or affiliates for the administrative services which it provides to the Portfolios. For Portfolios that pay 12b-1 fees, our affiliate, First Variable Capital Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from Portfolio assets for providing certain distribution and shareholder support services to the Portfolio. The Company has entered into agreements with the investment managers or advisers of the Portfolios pursuant to which each such investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company and its affiliates) in the Portfolios managed by that manager or advisor. These percentages differ, and some investment managers or advisors pay us more than other investment managers or advisors. These fees are in consideration for administrative services provided to the Portfolios by the Company and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Portfolios or their shareholders. The amounts we receive under these agreements may be significant.

        Certain investment advisers have engaged sub-advisers to provide investment advice for the individual investment portfolios.

        There is no assurance that the investment objective(s) of any of the Portfolios will be met. An Owner bears the complete investment risk for Purchase Payments allocated by an Owner to an Investment Division. The Accumulation Value of a Contract will vary in accordance with the investment performance of the Investment Division(s) to which Purchase Payments are allocated after the imposition of the fees and charges assessed under the Contract.

        Dividends or capital gain distributions received from a Portfolio are reinvested in shares of that Portfolio and retained as assets of Fund A. The Portfolio shares will be redeemed, without any fee, to the extent necessary to pay taxes and annual fees relating to the Contract and to make Annuity Payments under the Contracts.

        Additional Portfolios and/or Investment Options may be made available to Owners.

Voting Rights

        In accordance with its view of present applicable law, the Company will vote the shares of the Portfolios that are in the Separate Account at regular or special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. During the Accumulation Period, the number of votes that an Owner may cast is equal to the number of Accumulation Units credited to him or her. The Owner may vote in as many Investment Divisions as he or she has Accumulation Units of those Investment Divisions. During the Annuity Period, the number of votes which may be cast by an Owner in each Investment Division is equal to (i) the amount of the latest actuarial reserve established in the particular Investment Division to meet the annuity obligations applicable to him or her, divided by (ii) the value of an Annuity Unit in such Investment Division. Cumulative voting is not authorized. Fractional votes will be counted. During the Annuity Period, the number of votes attributed to a Contract will generally decrease, since funds set aside for each owner will decrease. An Owner is not entitled to give voting instructions with respect to Fixed Annuity benefits payable under the Contract.

        Shares of Funds are used as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. In addition, the Funds may sell shares to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. The use of the Funds' shares as investments for both variable annuity contracts and variable life insurance policies and/or qualified plans is referred to as "mixed funding." The use of these shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."

        The Funds intend to engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to Contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees of each of the Funds will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflict and take appropriate action in response to material conflicts which occur.

        The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to a shareholder meeting. Each Owner having a voting interest will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

Substitution of Other Securities

        Each Portfolio sells its shares to the Separate Account in accordance with the terms of a participation agreement between the appropriate investment company and the Company. The termination provisions of these agreements vary. Should a participation agreement relating to a Portfolio terminate, the Separate Account may not be able to purchase additional shares of that Portfolio. In that event, Owners may no longer be able to allocate Accumulation Value or Purchase Payments to Investment Options investing in that Portfolio. In certain circumstances, it is also possible that a Portfolio may refuse to sell its shares to the Separate Account despite the fact that the participation agreement relating to that Portfolio has not been terminated. Should a Portfolio decide to discontinue selling its shares to the Separate Account, we would not be able to honor requests from Owners to allocate Purchase Payments or transfer Accumulation Value to the Investment Option investing in shares of that Portfolio.

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company or unit investment trust. The new portfolios may have higher fees and charges than the ones they replaced. We will not substitute any shares attributable to a Contract's interest in the Separate Account without notice and any necessary approval of the SEC and state insurance authorities.

        We also reserve the right to establish additional Investment Options of the Separate Account, each of which would invest in shares corresponding to a new Portfolio. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Investment Options or eliminate one or more Investment Options if marketing needs, tax considerations, or investment conditions warrant. We may make any new Investment Options available to existing Owner(s) on a basis we determine. All Investment Options and Portfolios may not be available to all classes of contracts.

        If we make any of these substitutions or changes, we may by appropriate endorsement change the Contract to reflect the substitution or other change. If we deem it to be in the best interest of Owner(s) and annuitants, and subject to any approvals that may be required under applicable law, we may operate the Separate Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other separate accounts of ours. We reserve the right to make any changes to the Separate Account required by the 1940 Act or other applicable law or regulation.

THE CONTRACTS

        This prospectus offers both Deferred Contracts and Immediate Contracts. Purchase Payments may be made until retirement age is reached, which is usually not earlier than age 60 nor later than age 75. The Contract provides that it may be modified by the Company in order to maintain it in continued compliance with applicable state and federal law.

Immediate Contracts

        Under an Immediate Contract, the first Annuity Payment is made one payment period from the Issue Date. On the Issue Date, the annuity purchase rates for an Immediate Contract are applied to the Net Purchase Payment to determine the first Variable Annuity Payment based on the Annuity Option elected. As to an amount applied to an Investment Division, the number of Annuity Units is then determined by dividing such amount by the Annuity Unit value for such Investment Division for the Valuation Period which includes the seventh day prior to the Annuity Commencement Date.

        Subsequent Variable Annuity Payments are determined in accordance with the provisions set forth in the section entitled "ANNUITY PERIOD, VARIABLE ANNUITY."

Deferred Contracts

        Under a Deferred Contract, Annuity Payments may begin on any date not later than the end of the Annuitant's life expectancy according to U.S. Government tables, as selected by the Owner. If no election of an Annuity Commencement Date is made, Annuity Payments will begin on the Annuitant's attaining age 70. If no election of an Annuity Option is in effect on the 30th day prior to the Annuity Commencement Date, the Adjusted Value of the Contract will be applied under Variable Annuity Option B, for a life annuity with 120 months certain. (See "ANNUITY OPTIONS.") Distribution requirements applicable to Qualified Contracts may limit the availability of certain Annuity Options to participants in such plans. (See "TAX TREATMENT OF WITHDRAWALS — QUALIFIED PLANS.")

DEDUCTIONS AND EXPENSES OF THE CONTRACTS,
FUND A AND THE INVESTMENT OPTIONS

        Deductions and expenses related to the Contracts described in this prospectus, to Fund A and to the Investment Options are described below. If, as expected, the charges we collect from the Contracts exceed our total costs concerning the Contracts, we earn a profit. Otherwise, we incur a loss. We may use any profit to finance distribution and other expenses.

Charges to the Contracts

        Sales Charge.  A Sales Charge is deducted from the Purchase Payments for a Contract as follows:

Type of Contract Subject to Sales Charge	Percentage of Purchase Payment	Percentage of Net Amount Invested
Qualified Plans	5%	5.26%
Separately Administered Plans	0%	0%
Other Plans	7%	7.53%

        Charge for Premium Taxes.  Various jurisdictions impose a premium tax (currently ranging, where imposed, from 0% to a maximum of 4.0%) on annuity premiums received by life insurance companies. The Company may charge a Contract for the amount of any premium tax levied at the time Purchase Payments are received, or, if not previously deducted, as follows: (i) at its Annuity Commencement Date; (ii) in the event of the death of the Annuitant or the Owner prior to the Annuity Commencement Date; (iii) in the event of a partial or total withdrawal; or (iv) when payable by the Company.

        Charge for Partial and Total Withdrawals.  The Accumulation Value of a Contract may be withdrawn at any time during the Accumulation Period. However, a Termination Charge of 2% of the Accumulation Value of such Contract will be imposed if the Owner of a Separately Administered Plan transfers the Accumulation Value of such Separately Administered Plan to any funding medium which is not issued or maintained by the Company or its affiliates.

        For example, if the Owner requests a $1,000.00 withdrawal and the Termination Charge is two percent of the full amount deducted from the Accumulation Value of the Contract, $1,020.41 will be the total reduction in the Accumulation Value of the Contract, with $1,000.00 paid to the Contract Owner and $20.41 paid to the Company.

        For a discussion of the tax consequences associated with certain withdrawals, see "FEDERAL TAX CONSIDERATIONS". The Termination Charge is not imposed upon annuitization of the Contract at the Annuity Commencement Date, nor is it imposed on the payment of a death benefit. (See "DEATH BENEFIT".) There is also no Termination Charge if the Contract and a written notice are returned to the Company within 10 days of receipt of the Contract by the Owner.

        Contract Issue Fee.  A charge of $25 is deducted from the initial Purchase Payment for each Contract issued under a Separately Administered Plan. The charge is intended to cover a portion of the Company's costs in establishing records reflecting ownership of the Contract and in issuing the Contract.

        Purchase Payment Processing Fee.  Although no fee is currently imposed, the Company may, in the future, impose a charge of $5 on each Purchase Payment, after the initial Purchase Payment, received in connection with Contracts for Separately Administered Plans. This charge would be to reimburse the Company for a portion of its administrative expenses incurred in processing such payments.

Charges to Fund A

        To compensate the Company for assuming mortality and expense risks under the Contract, Fund A will incur a daily charge at an annualized rate of 1.0% of the average daily net asset value of Fund A. The charge is guaranteed and may not be increased by the Company.

Charges to the Investment Options

        Each Portfolio pays monthly investment advisory fees. The Investment Options also have direct expenses, such as legal, audit, custodial, share registration and printing expenses, which may be considered to be an indirect charge against assets. See the Fund prospectuses for more information about the deductions from and the expenses paid out of the assets of the Funds. (The prospectuses for the Funds may also describe other portfolios that are not available under the Contract.)

ACCUMULATION PERIOD

Free Look Right

        An Owner has the right to review a Contract during an initial inspection period specified in the Contract and, if dissatisfied, to return it to the Company or to the agent through whom it was purchased. When the Contract is returned to the Company during the permitted period, it will be voided as if it had never been in force. The Company will ordinarily refund the Accumulation Value (which may be greater or less than the Purchase Payments received) on a Contract returned during the permitted period, unless a different amount is required. The "free look" period is at least 10 days, and may be greater depending on state requirements.

Delayed Investment Start Date

        Purchase Payments are generally allocated to the Investment Divisions selected by the Owner. In certain instances, however, the Company reserves the right to allocate Purchase Payments to the Federated Prime Money Fund II Investment Division for a period of up to 5 days beyond a "free look" inspection period before they will be invested (together with any investment gain) in any other Investment Divisions(s) designated by the Owner. If the Company elects to delay such initial investments in Investment Divisions, the delay would apply where a Contract is issued: (a) in a state which requires that Purchase Payments less withdrawals be refunded upon the exercise of (i) a "free look" right or (ii) an inspection right following a "replacement" of an existing life insurance or annuity contract; or (b) as an Individual Retirement Annuity (or as the initial investment of an Individual Retirement Account).

        On the date of this prospectus, the Company does not delay investment start dates and, should it elect to do so, it will so advise prospective investors in a Contract.

Purchase Payment Amounts

        The initial Purchase Payment and any subsequent Purchase Payments must be at least $50; provided, however, that the minimum investment by means of a payroll deduction plan or monthly pre-authorized bank draft is $300 per year. The $300 minimum per year is waived for a Separately Administered Plan when necessary to make the plan nondiscriminatory under the requirements of the Code or ERISA.

        If a Purchase Payment would cause the Accumulation Value to exceed $1,000,000 or if the Accumulation Value already exceeds $1,000,000, additional Purchase Payments will be accepted only with the prior approval of the Company.

        We do not always receive your Purchase Payments on the day you send them or give them to your sales representative.

When an Accumulation Unit is Valued

        The value of an Accumulation Unit is calculated each day the New York Stock Exchange is open for trading, or any day the SEC requires that the securities of mutual funds, unit investment trusts or other investment portfolios be valued. A day on which such valuation takes place is termed a "Valuation Date."

Crediting Accumulation Units

        Each initial Net Purchase Payment for a Contract will be allocated to the Investment Division(s) of Fund A as specified by the Owner in the application. Each Net Purchase Payment will be credited to the Contract as specified by the Owner in the form of Accumulation Units. The number of Accumulation Units to be credited to a particular Investment Division is determined by dividing the dollar amount allocated to each specified Investment Division by such Investment Division's Accumulation Unit value next computed following the acceptance of the investment of the allocated amount by the Portfolio in which the Investment Division invests. A Contract's Accumulation Value may be allocated to no more than five Investment Divisions at any one time.

        Persons desiring to purchase a Contract must send a completed application and an initial Purchase Payment to the Company at its Service Center. If the application can be accepted in the form received, the initial Purchase Payment generally will be credited to the Contract within two business days after receipt. (See "Delayed Investment Start Date.") Acceptance of any application is subject to approval by the Company. If the initial Purchase Payment cannot be credited within five business days after receipt because the application is incomplete, the Company will contact the applicant and explain the reason for the delay. The Company will not retain a Purchase Payment for more than five business days while processing an incomplete application unless it has been authorized by the purchaser.

Accumulation Unit Value

        The value of an Accumulation Unit for each Investment Division was established at $10.00 for the first Valuation Period. The value of an Accumulation Unit increases or decreases in proportion to the net investment return of the Investment Division. Such value is determined by multiplying the value of an Accumulation Unit on the immediately preceding valuation date by the Net Investment Factor for the period since that date. Because the Owner bears the investment risk, there is no guarantee as to the Accumulation Value of a Contract; such value may be less than, equal to, or more than the amounts initially allocated to the Investment Divisions. Investment performance of the Portfolios, Portfolio expenses, and the deduction of certain Contract charges will affect Accumulation Unit Values.

Transfer of Variable Accumulation Units

        Before the Annuity Commencement Date, the Owner may transfer the Accumulation Value in a particular Investment Division to another Investment Division. No more than five transfers may be made each Contract Year. Transfers will be made using the Accumulation Unit values described below under "Determination of Accumulation Unit Values upon Transfer." The Company reserves the right to modify the transfer privilege, or to limit the amount of or reject any transfer, as it deems appropriate at any time, to prevent abuse of the transfer privilege to the disadvantage of other Owners. To the extent that the Company imposes transfer restrictions, it will apply them consistently to all Owners without waiver or exception.

Systematic Transfers — Dollar Cost Averaging

        The Company permits systematic transfers, such as a dollar cost averaging program, that an Owner may initiate by telephone or by written request to the Company at its Service Center. Through systematic transfers, designated amounts are transferred, at the close of the last Valuation Period of each pre-selected period, from a selected Investment Option to other pre-selected Investment Options. The Owner may select from among the following periods, or any other period acceptable to the Company: monthly, quarterly, semi-annually or annually. The dollar cost averaging program permits transfers from the Federated Prime Money Fund II Investment Division to other Investment Options on a regularly scheduled basis. Through use of systematic transfers, instead of transfers of the total Accumulation Value at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Systematic transfers may prevent investing too much when the price of shares is high and too little when the price of shares is low. However, since systematic transfers, such as dollar cost averaging, involve continuous investment regardless of fluctuating price levels, the purchaser should consider his ability to continue purchases through periods of low price levels. The minimum amount which may be transferred at any time is $100. The Company requires $1,200 of Accumulation Value to be in the FIS Prime Money Fund II Investment Division before a "dollar cost averaging" program may begin under a Contract. Systematic transfers under the dollar cost averaging program are not taken into account for purposes of determining the number of permitted transfers within a year. The Company does not currently charge for enrolling in the dollar cost averaging program, but reserves the right to do so.

Asset Rebalancing Program

        The Company administers an asset rebalancing program that an Owner may initiate by telephone or by written request to the Company at its Service Center. The asset rebalancing program enables the Owner to indicate to the Company the percentage levels of Accumulation Value he or she would like to maintain in particular Investment Options. At the close of the last Valuation Period each pre-selected period, the Accumulation Value will be automatically rebalanced to maintain the indicated percentages by transfers among the Investment Options. The Owner may select from among the following periods, or any other period acceptable to the Company: quarterly, semi-annually or annually. All Accumulation Value must be included in the asset rebalancing program. Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work in concert with the asset rebalancing program. Therefore, Owners should monitor their use of these programs and other transfers or withdrawals while the asset rebalancing program is being used.

        Transfers under the asset rebalancing program are not taken into account for purposes of determining the number of permitted transfers within a year. The Company does not currently charge for enrolling in the asset rebalancing program, but reserves the right to do so.

Determination of Accumulation Unit Values Upon Transfer

        Following receipt of a request for a transfer at the Service Center, the Accumulation Unit Value of any Investment Division from which a transfer is made is determined at the close of the concurrent Valuation Period or, if later, at the close of the Valuation Period during which the underlying Portfolio of such Investment Division accepts and effects orders for redemption of shares relating to such transfer. Upon receipt of the transfer proceeds, the Accumulation Unit Value of any Investment Division to which a transfer is made is determined at the close of the concurrent Valuation Period or, if later, at the close of the first subsequent Valuation Period during which the underlying Portfolio of the Investment Division to which the transfer is made accepts and effects orders for purchases of shares relating to such transfer. The Accumulation Unit Value on transfer also may be affected by the requirements of the underlying Portfolio of the Investment Division to which a transfer is made, relating to the form and time of receipt of funds with which to effect such transfer.

Net Investment Factor

        The Net Investment Factor for an Investment Division's Valuation Period reflects the investment experience of the Portfolio in which the Investment Division invests as well as the charges assessed against the Investment Division. The factor is calculated by:

  (1)
  Taking the net asset value as of the end of the current Valuation Period of the Portfolio in which the Division invests.

  (2)
  Adding to (1) the amount of any dividend or capital gains distribution declared during the current Valuation Period by the Portfolio, minus any capital losses. A charge for taxes, if any, is subtracted from that amount.

  (3)
  Dividing (2) by the net asset value of the Portfolio at the end of the preceding Valuation Period.

  (4)
  Subtracting a charge not to exceed the sum of the daily mortality and expense risk charge for each day in the Valuation Period. See "CHARGES TO FUND A."

        The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase or decrease or remain the same.

Accumulation Value

        The Accumulation Value of a Contract on any given date is the dollar value of a Contract. It is first determined in each Investment Division by multiplying the value of an Accumulation Unit of such Investment Division on that date by the number of Accumulation Units credited to the Contract in such Investment Division. The resulting Accumulation Value of each applicable Investment Division is then totaled to determine the Accumulation Value of that Contract. The resulting value may be reduced by the amount of any applicable taxes not previously deducted.

Withdrawal Prior to Annuity Commencement Date

        If permitted by any plan under which the Contract is issued, the Owner may surrender his or her interest in the Contract, in whole or in part, for cash before the Annuity Commencement Date. Such a withdrawal generally would result in adverse federal tax consequences to the Owner. These consequences could include (i) current taxation of payments received and (ii) penalties because of a premature distribution. (See "FEDERAL TAX CONSIDERATIONS.") The withdrawal value will be determined as of the end of the applicable Valuation Dates during which the withdrawal request is accepted.

        Any partial withdrawal is subject to a $500 minimum and, at the Company's option, may or may not be made if it would result in reducing the Accumulation Value to less than $500 on the date of withdrawal. If the Accumulation Value after any withdrawal falls below $500, we may, at our option, automatically surrender the Contract and the Accumulation Value less any applicable charges will be paid to the Owner. A withdrawal request must be accompanied by the Contract only when a complete withdrawal is requested. Both complete and partial withdrawals are subject to the possible imposition of the Termination Charge. (See "Charge for Partial and Total Withdrawals.") No withdrawals may be made after the Annuity Commencement Date.

Certain Administrative Procedures

        Described below are some of the Company's current administrative procedures. The Company reserves the right to change them from time to time.

        Transfers.  Transfers between Investment Divisions may be made either in writing in such form as the Company may require or by telephone to the Company at the Service Center. If a transfer is made by telephone, the Owner must call the Service Center by 4:00 p.m., Eastern time, and give the Company the Owner's name, Contract number and personal identification number. Calls received after such time will be processed on the next business day. The Company will confirm the transfer over the telephone and then follow up in writing. Telephone transfers may be made only after the Company has accepted a telephone authorization form from the Owner. See "Determination of Accumulation Unit Values Upon Transfer." The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company tape records all telephone instructions.

        Withdrawals.  Requests for withdrawals may be made in writing in such form as the Company may require. Under normal conditions, the Company will usually send the withdrawal funds within seven calendar days of a withdrawal request, except as the Company may be permitted to defer such payment in accordance with the 1940 Act. (See "Charge for Partial and Total Withdrawals.")

        Signature Guarantees.  Certain Contract changes and transactions require a signature guarantee. The signature must be guaranteed by a national bank or trust company (not a savings bank or federal savings and loan association), a member bank of the Federal Reserve System or a member firm of a national securities exchange. Currently, signatures must be guaranteed on written requests for withdrawals and transfers, forms for change of name, Owner and Beneficiary designation, and telephone authorization forms, if not submitted with the application for the Contract.

ANNUITY PERIOD

General

        On the Annuity Commencement Date, the Adjusted Value of a Contract will be applied, as specified by the Owner, under one of the Annuity Options provided in the Contract or under such other Annuity Option as may be agreed to by the Company. Such value may be more or less than the amount of Net Purchase Payments. Annuity Payments may be made on a fixed or variable basis or both. Annuity Payments made on a variable basis will vary with the investment experience of the Investment Divisions to which the Adjusted Value is allocated by the Owner. As selected by the Owner, Annuity Payments may begin at any time prior to the Annuitant's 70th birthday. If no election of an Annuity Commencement Date is made, Annuity Payments will begin on the Annuitant's 70th birthday.

Annuity Commencement Date

        The Annuity Commencement Date may be changed from time to time by the Owner, provided that such change is effective at least thirty days prior to the then-current Annuity Commencement Date. The new Annuity Commencement Date shall be a date, however, that is not later than the life expectancy of the Annuitant according to US Government tables measured by the Annuitant's age on the date of the change. Any change of the Annuity Commencement Date may be made by filing with the Service Center a written designation of a new Annuity Commencement Date. Any such change will become effective on the date the designation is received at the Service Center. The Annuity Commencement Date also may be changed upon the election of an Annuity Option as a method of settlement of the Death Benefit.

Assumed Investment Rate

        The assumed investment rate used by the Company is 3.5% per year. The assumed investment rate is used to determine the first monthly Variable Annuity Payment per $1,000 of Adjusted Value. It should not be inferred that such rate will bear any relationship to the actual net investment experience of Fund A.

Election and Effective Date of Election

        During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect to have the Adjusted Value of the Contract applied on the Annuity Commencement Date under one of the Annuity Options provided in the Contract. The Owner may also change any election, but any election must be effective at least 30 days prior to the Annuity Commencement Date. This election or change may be made by filing with the Company a written election in such form as the Company may require. Any such election or change will become effective on the date it is received in good order by the Company at the Service Center.

        If no such election is in effect on the 30th day prior to the Annuity Commencement Date, the Adjusted Value of the Contract will be applied under Variable Annuity Option B, for a Life Annuity with 120 monthly payments certain. (See "Annuity Options.")

        Any such election may specify the proportion of the Adjusted Value of the Contract to be applied to Fund A and the Fixed Account. The election may also specify how all or any part of the Adjusted Value is to be allocated to the various Investment Divisions. In the event the election does not so specify, then 100% of the Adjusted Value of the Contract will be applied to the Federated Prime Money Fund II Division.

Fixed Annuity

        Each Fixed Annuity Payment is determined in accordance with the annuity purchase rates found in the Contract which are based on the minimum guaranteed interest rate of 3.5% per year or, if more favorable to the Payee, in accordance with annuity purchase rates found in similar fixed annuity contracts then being issued by the Company on the Annuity Commencement Date. Once established, Fixed Annuity Payments will not change regardless of investment, mortality or expense experience.

Variable Annuity

        The Owner may elect to allocate all or part of the Adjusted Value of the Contract to one or more Investment Divisions of Fund A. If such election is made by the Owner, the amount of Annuity Payments will be determined as follows: On the Annuity Commencement Date, the first monthly Variable Annuity payment is determined by dividing the Adjusted Value by $1,000 and multiplying the result by the appropriate monthly Variable Annuity Payment reflected in the Contract, which is guaranteed not to change. The amount of this first monthly payment is then deducted from each Investment Division in proportion to the allocation of the Adjusted Value made by the Owner. In each Investment Division, the number of Annuity Units is determined by dividing the amount of the first payment so allocated by the Annuity Unit value for the Valuation Period which includes the seventh day prior to the Annuity Commencement Date. The number of Annuity Units in each Investment Division then remains unchanged. In each Investment Division, the value of an Annuity Unit was established at $10.00 for the first Valuation Period. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is determined by multiplying the number of Annuity Units in each Investment Division by the Annuity Unit value in that Investment Division for the Valuation Period which includes the seventh day prior to the due date of each subsequent Annuity Payment and adding the amounts so determined from each Investment Division.

        We guarantee that the dollar amount of Variable Annuity Payments made during the lifetime of any Payee will not be adversely affected by our actual mortality experience or by our actual expenses in excess of the expense deductions provided for in the Contract and other contracts providing benefits which vary in accordance with the investment performance of the Separate Account.

Variable Annuity Unit Value

        In each Investment Division, the value of an Annuity Unit in subsequent Valuation Periods is determined by multiplying the value of the Annuity Unit at the close of the preceding Valuation Period by the product of (a) the Net Investment Factor for the Valuation Period and (b) a factor determined actuarially to neutralize the Assumed Investment Rate of 3.5%.

Transfer of Variable Annuity Units

        After the Annuity Commencement Date, the Payee may transfer the value in a particular Investment Division to another Investment Division, the value of which would be such that the dollar amount of an Annuity Payment made on the date the transfer is completed would be unaffected by the transfer. No more than five transfers may be made within each Contract Year. Transfers will be made using the Annuity Unit values for the Valuation Period as described under "Determination of Accumulation Unit Values Upon Transfer." (Also, see "Certain Administrative Procedures.")

Annuity Options

        The Annuity Payments provided by the Contract are Fixed Annuities or Variable Annuities or a combination of both, as elected by the Owner.

        The amount applied under each Annuity Option will produce a different initial Annuity Payment and stream of payments.

        No election of any Annuity Option may be made unless an initial Annuity Payment of at least $25 would be provided. If this minimum is not met, the Company reserves the right to pay the Annuity Payments in one sum or to change the frequency of Annuity Payments so that this minimum is attained.

        Option A. Life Annuity:  Monthly Annuity Payments during the lifetime of the Annuitant. It would be possible under this Option for the Annuitant to receive only one Annuity Payment if he or she dies prior to the due date of the second Annuity Payment, two if he or she dies before the third Annuity Payment date, and so forth.

        Option B. Life Annuity With Periods Certain of 60, 120, 180 or 240 Months:  Monthly Annuity Payments during the lifetime of the Annuitant and in any event for 60, 120, 180 or 240 months certain as elected by the Owner.

        Option C. Joint and Survivor Annuity:  Monthly Annuity Payments payable during the joint lifetime of the Annuitant and the designated second person and during the lifetime of the survivor, at the percentage (either 100%, 75%, 66 2/3% or 50%) elected at the Annuity Commencement Date. No further payments will be made after the survivor's death.

        Option D. Joint and Contingent Annuity:  Monthly Annuity Payments during the lifetime of the Annuitant and continuing during the lifetime of the designated second person after the death of the Annuitant at the percentage (either 100%, 75%, 66 2/3% or 50%) elected at the Annuity Commencement Date. No further payments will be made after the survivor's death.

        Option E. Fixed Payments for a Period Certain:  Fixed monthly Annuity Payments for any specified period (at least five years but not exceeding 30 years), as elected.

        Annuity Options A, B, C, and D are available on a Fixed Annuity basis, a Variable Annuity basis or a combination of both. Under Annuity Options B and E, in the event of the death of the Annuitant, the guaranteed monthly payments will be paid to the Beneficiary during the remainder of the period selected. Annuity Option E is available on a Fixed Annuity basis only. Notwithstanding the fact that a mortality risk charge is assessed against the Contract value, Annuity Option E does not involve a life contingency, and thus a mortality risk charge is incurred, but no mortality risk is assumed by the Company.

Misstatement of Age or Sex

        If the age or sex of the Annuitant (or any designated second person) has been misstated, any annuity amounts payable shall be those which the proceeds applied would have purchased at the correct age and sex. After Annuity Payments have begun, the Company will pay immediately any underpayments and will deduct any overpayments from the succeeding payments as necessary for such payments to reflect the correct age or sex.

Proof of Age and Survival

        We have the right to require evidence of the age of any Payee under Annuity Options A, B, C, and D and of the designated second person under Annuity Options C and D prior to the commencement of Annuity Payments. We also have the right to require evidence of the survival of any Payee, Annuitant, or designated second person under Annuity 0ptions A, B, C and D, as applicable, at the time any Annuity Payment is due.

Commutation

        Except as provided under "Amounts Payable on Death of Payee After Annuity Commencement Date," there shall be no right to receive, after Annuity Payments have begun, the amount available for Annuity Payments in advance of the time specified in the Annuity Option selected or automatically placed in effect.

DEATH BENEFIT

Death Benefit Provided by the Contract

        If an Owner dies while the Contract is in effect, and before the Annuity Commencement Date, the Company, upon receipt of due proof of death of the Owner, will pay a death benefit to the Owner's Beneficiary. (For Contracts owned by non-natural persons, the Annuitant will be deemed to be the Owner for this purpose and the death or a change of the Annuitant shall be treated as the death of the Owner.) If there is no Owner's Beneficiary living on the date of death of the Owner, the Company will pay the death benefit, upon receipt of due proof of the death of both the Owner and the Owner's Beneficiary, in one sum to the estate of the Owner. If the Owner's Beneficiary is not an individual or the death benefit is payable to the Owner's estate, the death benefit must be distributed within five years of the Owner's death. If the Owner's Beneficiary is an individual, such individual may receive payments in a lump sum or over a period of years not exceeding his or her life expectancy beginning not later than one year after the Owner's death. Any lump sum payment must be made within 5 years of the date of death of the Owner. If the Owner's spouse is the Owner's Beneficiary, the spouse may elect to keep the Contract in effect and become the new Owner. If the Annuitant is not the Owner and the Owner dies before the Annuity Commencement Date, except in the case of a spouse who elects to become the new Owner, all rights of the Annuitant cease upon the Owner's death.

        If the Annuitant (other than an Annuitant who is also the Owner or who is deemed to be the Owner as discussed above) dies while the Contract is in effect, while the Owner is living, and before the Annuity Commencement Date, the Company, upon receipt of due proof of death, will pay a death benefit to the Annuitant's Beneficiary, either in a lump sum within 5 years of the date of the death of the Annuitant or under one of the Annuity Options as provided under "Election and Effective Date of Election" below. If there is no Annuitant's Beneficiary living on the date of death of the Annuitant, the Company will pay the death benefit in a lump sum to the Owner upon receipt of due proof of the death of both the Annuitant and the Annuitant's Beneficiary.

        When the Annuitant is also the Owner, any Death Benefits payable will be payable to the Annuitant's Beneficiary.

        The Contract provides that upon the death of the Annuitant prior to the Annuity Commencement Date, the death benefit will be paid to the named Beneficiary.

        On or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected or automatically placed in effect. In the event of the death of an Owner on or after the Annuity Commencement Date, benefits must be distributed at least as rapidly as the method of distribution in effect on the Owner's death.

        In all events this Contract will be continued and administered in accordance with §72(s) of the Internal Revenue Code, as amended.

Election and Effective Date of Election

        During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect to have the death benefit of the Contract applied under one of the Annuity Options (see "Annuity Options") to effect a Variable Annuity, a Fixed Annuity, or a combination of both, for the Annuitant's Beneficiary as Payee after the death of the Annuitant or for the Owner's Beneficiary as Payee after the death of the Owner. This election may be made and subsequently revoked by filing with the Company a written election or revocation of an election in such form as the Company may require. Any election or revocation of an election of a method of settlement of the death benefit by the Owner will become effective on the date it is received in good order by the Company at the Service Center. If no election of a method of settlement of the death benefit is in effect on the date of death, the Annuitant's Beneficiary or the Owner's Beneficiary, as the case may be, may elect (a) to receive the death benefit in the form of a lump-sum payment in which event the Contract will be canceled; or (b) to have the death benefit of the Contract applied under one of the Annuity Options to effect (so long as the requirements in the "Death Benefit Provided by the Contract" section are met) a Variable Annuity, a Fixed Annuity, or a combination of both. This election may be made by filing with the Company a written election in such form as the Company may require. Any written election of a method of settlement of the death benefit will become effective on the later of: (a) the date the election is received in good order by the Company at the Service Center; or (b) the date due proof of the death of the Owner or the Annuitant, as applicable, is received by the Company at the Service Center. If a written election is not received by the Company within 60 days following the date due proof of death is received by the Company at the Service Center, the Annuitant's Beneficiary or the Owner's Beneficiary, as the case may be, if an individual, shall be deemed to have elected Variable Annuity Option B, for a life annuity with 120 months certain as of the last day of the sixty-day period.

Amounts Payable on Death of Payee after Annuity Commencement Date

        In the event of the death of a Payee on or after the Annuity Commencement Date, and prior to the expiration of a period certain under Annuity Option B or Annuity Option E, Annuity Payments for the remainder of such period certain will be paid to (a) the Annuitant's Beneficiary as such payments come due; or (b) the estate of the deceased Payee, if there is no Annuitant's Beneficiary then living, in a lump sum equal to the commuted value of such payments. All payments made in one sum by the Company are made in lieu of paying any remaining Annuity Payments under any Annuity Option then in effect. For Annuity Payments being made on a variable basis, the commuted value will be based on interest compounded annually at the assumed investment rate, and for Annuity Payments being made on a fixed basis, at the interest rate initially used in determining the amount for each payment. For Variable Annuity Payments, this calculation will also be based on the assumptions that the Annuity Unit values applicable to the remaining payments will be the Annuity Unit values for the Valuation Period which ends on the day before the date of the determination and that these values will remain unchanged thereafter.

Payment of Death Benefit

        Distribution of death benefits will be made under the limitations set forth above. (See "DEATH BENEFIT PROVIDED BY THE CONTRACT.") If the death benefit is to be paid in one sum to a Beneficiary, payment will be made within seven days of the date the Contract and due proof of death are received by the Company at the Service Center, except as the Company may be permitted to defer such payment in accordance with the 1940 Act. (See "DEFERMENT.") In the event of the death of either an Owner or the Annuitant prior to the Annuity Commencement Date, if settlement under one of the Annuity Options has been properly elected, the Annuity Commencement Date will be the business day immediately following the date of receipt of both the election and due proof of death by the Company at the Service Center.

Amount of Death Benefit

        If Annuity Payments have not begun, the death benefit is equal to the greater of (a) the Accumulation Value or (b) the sum of all Net Purchase Payments made under the Contract, less the sum of all amounts withdrawn.

        The Accumulation Unit values used in determining the amount of the death benefit will be those determined at the close of the Valuation Period in which due proof of death and the Contract are received by the Company at the Service Center.

DEFERMENT

        The Company will ordinarily make payments for death benefits, partial and total withdrawals, and transfers from the Separate Account Investment Options, or will apply the value of a Contract to provide an annuity, within seven days after receipt of the proper request. However, the Company may defer any determination of the value to be paid and payment or any application of such amount for (i) any period during which the New York Stock Exchange is closed for other than customary weekend or holiday closings or during which trading thereon is restricted by the SEC; (ii) any period during which an emergency exists as a result of which it is not reasonably practicable to sell securities or fairly determine Accumulation Unit values or Annuity Unit values; or (iii) such other period as the SEC or other regulatory authority may permit for the protection of persons having an interest in Fund A.

RETIREMENT PLAN CONDITIONS

        A Contract acquired in connection with a retirement plan or trust agreement may be subject to special tax consequences. Such plans may also limit the exercise by their participants of certain rights granted by a Contract. For example, although the Contract permits surrender of the value of a participant's Contract, the plan or trust pursuant to which the Contract was issued may not authorize the participant to exercise such right. Further, the plan or trust may provide that (i) only the Owner may exercise such right or (ii) only the Owner may exercise such right subject to the direction of the participants. Certain plans or trusts may require that a participant acquire a 100% vested or nonforfeitable interest in the benefits provided by the plan or trust before a participant may exercise any of the rights provided by the Contract. Applicants should review plans or trusts carefully and consult their tax advisers before purchasing a Contract.

OWNERSHIP PROVISIONS

Owner

        The Contract will belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of any Owner's Beneficiary, Annuitant or Annuitant's Beneficiary not irrevocably named, or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Annuitant's Beneficiary becomes the Owner on the death of the Annuitant after the Annuity Commencement Date.

Change of Ownership

        Ownership of a Qualified Contract may be transferred: (i) to the Annuitant; (ii) to a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code; (iii) to the trustee of an Individual Retirement Account qualified under Section 408 of the Code for the benefit of the Owner; or (iv) as otherwise permitted from time to time by laws and regulations governing retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be assigned, alienated, garnished, attached or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company. The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date. The transfer of ownership may result in adverse federal tax consequences for the Owner. A change of ownership will not be binding upon the Company until written notification is received by the Company at the Service Center and will be effective as of the date on which the request for change was signed by the Owner; however, the change will be without prejudice to the Company on account of any action taken by the Company prior to receiving notice of the change.

Assignment

        A Contract may be assigned at any time before the Annuity Commencement Date unless restricted. For any assignment to be binding on the Company, the Company must receive a signed copy of it at the Service Center. The Company assumes no responsibility for the validity of any assignment. Any claim made under an assignment is subject to proof of interest and the extent of that interest.

BENEFICIARY DESIGNATIONS

        The Owner's Beneficiary and Annuitant's Beneficiary designations contained in the application will remain in effect until changed. Subject to any irrevocable designation, the Owner may change or revoke the designation of an Owner's Beneficiary or Annuitant's Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received in good order at the Service Center. When it is so received, the change will be effective as of the date on which the designation was signed; however, the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change.

OTHER CHANGES IN THE CONTRACTS

        Only the President, Senior Vice President, Vice President, Secretary or Assistant Secretary of the Company has the authority to change any of the terms of the Contracts or waive any of the Company's rights. Any such change or waiver must be in writing and endorsed on the Contract.

RIGHT TO EXCHANGE THE CONTRACT

        The Owner may exchange the Contract without Termination Charges for another of our contracts that is approved for sale at the time of the exchange with benefits that do not vary with the investment results of a separate account if:

  •
  there is a change in an investment adviser of any Portfolio in which the Contract holds Accumulation Units; or

  •
  there is a material change in the investment objectives or restrictions of any Portfolio in which the Investment Divisions invest, and in which the Contract holds Accumulation Units.

        We will notify the Owner if there is any such change. The Owner will be able to exchange the Contract within 60 days after our notice or the effective date of the change, whichever is later.

FEDERAL TAX CONSIDERATIONS

        Note: the following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

        Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. Your cost basis equals your Purchase Payments (to the extent such payments were neither deductible when made nor excludible from income) less amounts previously received from a Contract which were not includible in income. For Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the cost basis has been recovered (i.e. when the total of the excludable amount equals the cost basis) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        Regulations issued by the Treasury Department ("the Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

        The Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investment Control

        In certain circumstances, variable contract owners may be considered the owners for federal income tax purposes of the assets of a separate account used to support their contracts. Ownership of the investments of the Separate Account could cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract and income and gains from the separate account would be includible in the Owner's gross income.

        The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service which held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

        Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts and imposition of the 10% penalty tax (described below). For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. In some circumstances, the direct transfer of a portion of an annuity contract into another annuity contract may qualify as a non-taxable exchange. However, it is unclear what specific types of partial exchange designs and transactions will qualify for such nontaxable treatment. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

        Any assignment or pledge (or agreement to assign or pledge) any portion of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to assign or pledge your Contract.

        If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value in excess of your cost basis. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits

        Any death benefits are taxable to the beneficiary to the extent the death benefit exceeds the cost basis. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Income Tax Withholding

        All distributions of amounts other than the Owner's cost basis are subject to federal income tax withholding. Generally, amounts are withheld from the taxable portion of periodic payments at the same rate as wages and at the rate of 10% from the taxable portion non-periodic payments (including surrenders prior to the Annuity Commencement Date). However, the Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

        When all or part of an annuity contract or a death benefit under the Contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the Company to withhold the tax from the Contract and pay it directly to the Internal Revenue Service.

Tax Treatment of Withdrawals — Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the Owner's cost basis, any amount withdrawn will be treated as coming first from earnings. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals — Qualified Contracts" below.)

        The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Qualified Plans

        The Contracts are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

        A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

        Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals — Qualified Contracts" below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

        a. Tax-Sheltered Annuities

        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. Contributions may be made to the Contracts for the benefit of employees of these qualifying employers. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals Qualified Contracts" and "Tax-Sheltered Annuities — Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        b. Individual Retirement Annuities

        The Contracts offered by the prospectus are designed to be suitable for use as an Individual Retirement Annuity (IRA). Generally, individuals who purchase IRAs are not taxed on increases to the value of the contributions until distribution occurs. Following is a general description of IRAs with which the Contract may be used. The description is not exhaustive and is for general informational purposes only.

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals — Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        c. Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Special considerations apply to plans covering self-employed individuals, including limitations on contributions and benefits for key employees or 5 percent owners. (See "Tax Treatment of Withdrawals — Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        d. Government and Tax-Exempt Organizations' Deferred Compensation Plan Under Section 457

        Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. There are limitations on the maximum amount which can be deferred in any one year and in limited circumstances, the plan may provide for additional catch-up contributions. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

        All of the assets and income of a Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

        In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee:

  •
  attains age 70 1/2,

  •
  separates from service,

  •
  dies, or

  •
  suffers an unforeseeable financial emergency as defined in the Code.

        Under present federal tax law, amounts accumulated in a Plan under section 457 of the Code can be transferred on a tax-deferred basis to other Plans under section 457 and can be rolled over on a tax-deferred basis to certain Qualified Plans.

Tax Treatment of Withdrawals — Qualified Contracts

        In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified

Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2 (b) following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order; (g) made on account of an IRS levy upon the qualified contract; (h) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. However, the owner may make a non-taxable transfer to an ex-spouse under a property settlement or divorce decree.

        The exception stated in (c) above applies to a Contract issued in connection with a Qualified Plan under Code Section 401(a) only after a separation from service. With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Sheltered Annuities — Withdrawal Limitations

        The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order, if otherwise permissible. However, withdrawals for hardship are restricted to the portion of the Owner's contract value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers and certain rollovers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Mandatory Distributions — Qualified Plans

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

        The Internal Revenue Service has issued final and temporary regulations regarding required minimum distributions from qualified plans. These new rules were effective January 1, 2002.

Tax Advice and Other Taxes

        The description in this prospectus of the federal tax treatment of amounts invested and received under the Contracts is not intended as tax advice and is for general informational purposes only. For complete information on such federal and state tax consequences, a competent tax adviser should be consulted.

        The discussion of federal tax consequences in this prospectus is based on the law in effect on the date of this prospectus, which is subject to change. Tax laws affecting variable annuities have changed in recent years and numerous proposals for additional changes continue to be considered by the IRS and Congress.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

        First Variable Capital Services, Inc. ("FVCS"), 2801 Highway 280 South, Birmingham, Alabama, 35223, a wholly-owned subsidiary of the Company, is the principal underwriter and distributor of the Contracts. The Contracts are sold by broker-dealers who are members of the NASD, Inc. FVCS is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is also a member of the NASD, Inc. We offer the Contracts on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time. We are no longer offering the Contract for sale to new purchasers.

        We and FVCS have agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable annuity contracts. The commissions payable to a broker-dealer for sales of the Contracts may vary with the sales agreement, but are not expected to exceed 6.00% of Purchase Payments. As compensation for marketing, training and/or other services provided, we may pay broker-dealers wholesaler fees, training fees, asset-based amounts, bonuses, overrides and expense and/or marketing allowances in addition to ordinary commissions. These payments, which may be different for different broker-dealers, will be made by the Company or FVCS out of their own assets and will not change the amounts paid by Owners to purchase, hold, or surrender their Contracts. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts.

        Additionally, FVCS receives fees assessed against shares of many of the Portfolios attributable to the Contracts. These Portfolios have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for the class of shares sold to certain Separate Account Investment Options. The plans permit these Portfolios to pay fees out of their assets to broker-dealers that distribute that class of shares. FVCS may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Contracts on FVCS' behalf.

        We pay commissions to broker-dealers through FVCS. FVCS does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of FVCS' operating and other expenses. During the years ended December 31, 2002, 2001, and 2000, FVCS received no commissions.

LEGAL PROCEEDINGS

        The Company and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on FVCS's, the Company's or the Separate Account's financial position.

PERIODIC REPORTS

        During the Accumulation Period, the Company will send the Owner, at least once during each Contract Year, a statement showing the number, type and value of the Accumulation Units credited to the Contract, which statement shall be accurate as of a date not more than two months prior to the date of mailing. In addition, the Owner will receive such reports or prospectuses concerning Fund A and the Investment Options as may be required by the 1940 Act and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Contract as may be required by applicable laws, rules and regulations.

STATE REGULATION

        The Company is subject to the laws of Tennessee governing life insurance companies and to regulation by the Tennessee Commissioner of Insurance (the "Commissioner"). An annual statement, in a prescribed form, is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review and examination by the Commissioner at all times, and a full examination of its operations is conducted by regulatory authorities at least once every three years.

        In addition, the Company is subject to the insurance laws and regulations of the other jurisdictions in which it is licensed to do business. Generally, the insurance departments of such jurisdictions apply the laws of Tennessee in determining the permissible investments of the Company.

RESERVATION OF RIGHTS

        The Company reserves the right at any time to add or delete certain types of Contracts for sale. The Company also reserves the right, in compliance with applicable law (including any required approval by the SEC), to make available additional mutual funds in order to enhance the investment choices available to Owners. The Company has agreed with the SEC that Fund A will invest only in mutual funds which have undertaken to have a board of directors (a majority of whom are not interested persons of the mutual fund) which would formulate and approve any plan under Rule 12b-1 of the 1940 Act to finance distribution expenses. The Company reserves the right, subject to compliance with applicable law, to change the name of Fund A.

SUSPENSION OF CONTRACTS

        If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial or total withdrawals, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

INQUIRIES

        Any inquiries by an Owner about a Contract should be directed to the Company's Service Center at P. O. Box 830765, Birmingham, Alabama 35283-0765, (800) 228-1035.

PRIOR CONTRACTS

        The Company previously issued other variable annuity contracts funded in Fund A, ("prior policies") which continue to be funded in Fund A on the date of this prospectus. These contracts were issued to: (i) individuals who wanted an annuity contract outside the scope of an employer-sponsored plan or an individual retirement annuity; (ii) employees covered under employer pension, profit-sharing, annuity and certain deferred compensation plans qualified under the Code; or (iii) individuals through an individual retirement annuity described in Section 408(b) of the Code. Not all Investment Divisions described in this prospectus are available to Owners of such prior policies.

FINANCIAL STATEMENTS

        The Company's financial statements and the financial statements of Fund A are included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information and History	3
Independent Accountants	3
Legal Matters	3
Custody of Assets	3
Additional Contract Provisions	4
Financial Statements	5

APPENDIX A
ACCUMULATION UNIT DATA

Accumulation Units

        The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the variable annuity contracts as of December 31 of each year listed. For charges associated with each class of Accumulation Units, see the Fee Table.

        You should read the information in the following table in conjunction with the Separate Account's financial statements and the related notes in the Statement of Additional Information.

	Period Ended 9/30/03	Year Ended 2002	Year Ended 2001	Year Ended 2000	Year Ended 1999	Year Ended 1998
Growth Division (1)
Beginning of Period	$—	$—	$392.82	$464.85	$349.00	$264.47
End of Period	$—	$—	$0.00	$392.82	$464.85	$349.00
No. of Accum. Units Outstanding	0	0	0	23,065	26,053	110,409
Growth & Income Division
Beginning of Period (6/15/96)	$—	$—	$14.84	$13.78	$13.09	$11.76
End of Period	$—	$—	$0.00	$14.84	$13.78	$13.09
No. of Accum. Units Outstanding	0	0	0	6,211	6,211	101,460
High Income Bond Division
Beginning of Period	$—	$—	$23.55	$26.86	$26.64	$26.12
End of Period	$—	$—	$0.00	$23.55	$26.86	$26.64
No. of Accum. Units Outstanding	0	0	0	289	289	27,110
Matrix Equity Division (2)
Beginning of Period	$—	$—	$37.26	$43.59	$38.57	$32.17
End of Period	$—	$—	$0.00	$37.26	$43.59	$38.57
No. of Accum. Units Outstanding	0	0	0	—	—	29,503
VIST Multiple Strategies Division
Beginning of Period	$—	$—	$41.83	$48.31	$38.13	$29.82
End of Period	$—	$—	$0.00	$41.83	$48.31	$38.13
No. of Accum. Units Outstanding	0	0	0	5,600	5,600	86,560
	Year Ended 1997	Year Ended 1996	Year Ended 1995	Year Ended 1994	Year Ended 1993	Year Ended 1992
Growth Division (1)
Beginning of Period	$216.09	$173.49	$127.79	$130.10	$120.46	$131.71
End of Period	$264.47	$216.09	$173.49	$127.79	$130.10	$120.46
No. of Accum. Units Outstanding	113,511	117,250	134,326	141,689	158,790	184,141
Growth & Income Division
Beginning of Period (6/15/96)	$9.27	$10.00
End of Period	$11.76	$9.27
No. of Accum. Units Outstanding	23,175	2,633
High Income Bond Division
Beginning of Period	$23.23	$20.54	$17.44	$18.95	$16.66	$14.54
End of Period	$26.12	$23.23	$20.54	$17.44	$18.95	$16.66
No. of Accum. Units Outstanding	22,513	13,294	12,200	11,637	10,310	8,164
Matrix Equity Division (2)
Beginning of Period	$26.62	$25.70	$19.45	$19.86	$17.01	$17.00
End of Period	$32.17	$26.62	$25.70	$19.45	$19.86	$17.01
No. of Accum. Units Outstanding	21,980	19,095	16,335	13,606	12,418	9,731
VIST Multiple Strategies Division
Beginning of Period	$24.73	$21.11	$16.12	$16.94	$15.49	$15.09
End of Period	$29.82	$24.73	$21.11	$16.12	$16.94	$15.49
No. of Accum. Units Outstanding	69,662	59,245	56,510	81,067	89,213	88,222

(1)	Prior to May 1, 1997, the Growth Division was known as the "Common Stock Division."
(2)	Prior to May 1, 1997, the Matrix Equity Division was known as the "Tilt Utility Division" and had different investment policies.

	Period Ended 9/30/03	Year Ended 2002	Year Ended 2001	Year Ended 2000	Year Ended 1999	Year Ended 1998
FIS Prime Money Fund II (3)
Beginning of Period	$18.41	$18.33	$17.85	$17.02	$16.43	$15.81
End of Period	$18.37	$18.41	$18.33	$17.85	$17.02	$16.43
No. of Accum. Units Outstanding	9,827	21,641	26,456	6,443	17,231	65,494
VIST Small Cap Growth Division (4)(5)
Beginning of Period (6/15/96)	$—	$—	$14.57	$17.34	$9.71	$10.11
End of Period	$—	$—	$0.00	$14.57	$17.34	$9.71
No. of Accum. Units Outstanding	0	0	0	6,182	3,400	50,548
VIST U.S. Government Bond Division (5)
Beginning of Period	$—	$—	$24.91	$22.02	$22.67	$21.24
End of Period	$—	$—	$0.00	$24.19	$22.02	$22.67
No. of Accum. Units Outstanding	0	0	0	10,447	10,447	70,506
VIST World Equity Division (5)
Beginning of Period	$—	$—	$29.89	$32.12	$20.87	$20.05
End of Period	$—	$—	$0.00	$29.89	$32.12	$20.87
No. of Accum. Units Outstanding	0	0	0	1,239	—	50,471
FMR Contrafund (Service Class 2 Shares)
Beginning of Period	$8.55	$9.55	$0.00
End of Period	$9.76	$8.55	$9.55
No. of Accum. Units Outstanding	42,027	55,091	55,091
FIS High Income Bond Fund II
Beginning of Period	$9.79	$9.76	$0.00
End of Period	$11.29	$9.79	$9.76
No. of Accum. Units Outstanding	34,121	47,246	47,246
	Year Ended 1997	Year Ended 1996	Year Ended 1995	Year Ended 1994	Year Ended 1993	Year Ended 1992
FIS Prime Money Fund II (3)
Beginning of Period	$15.22	$14.67	$14.05	$13.69	$13.49	$13.20
End of Period	$15.81	$15.22	$14.67	$14.05	$13.69	$13.49
No. of Accum. Units Outstanding	59,406	61,128	59,872	61,727	56,746	67,192
VIST Small Cap Growth Division (4)
Beginning of Period (6/15/96)	$10.13	$10.00
End of Period	$10.11	$10.13
No. of Accum. Units Outstanding	44,029	14,492
VIST U.S. Government Bond Division
Beginning of Period	$19.62	$19.36	$16.27	$16.89	$15.60	$14.84
End of Period	$21.24	$19.62	$19.36	$16.27	$16.89	$15.60
No. of Accum. Units Outstanding	74,326	104,173	106,089	147,431	149,397	157,098
VIST World Equity Division
Beginning of Period	$18.42	$16.55	$13.45	$12.35	$10.63	$10.94
End of Period	$20.05	$18.42	$16.55	$13.45	$12.35	$10.63
No. of Accum. Units Outstanding	55,698	51,344	41,403	35,011	25,001	14,564
FMR Contrafund (Service Class 2 Shares)
Beginning of Period
End of Period
No. of Accum. Units Outstanding
FIS High Income Bond Fund II
Beginning of Period
End of Period
No. of Accum. Units Outstanding

(3)	On January 2, 1997, shares of Federated Prime Money Fund II were substituted for shares of the VIST Cash Management Portfolio. Accumulation Unit Values prior to that date are based on the value of VIST Cash Management Portfolio shares held for the periods shown.
(4)	Prior to May 1, 1997, the Small Cap Growth Division was known as the "Small Cap Division."
(5)	On December 28, 2001, shares of the PBHG Small Cap Growth Portfolio were substituted for shares of the VIST Small Cap Growth Division, shares of the Federated U.S. Government Securities Fund II were substituted for shares of the VIST U.S. Government Bond Division, and shares of the American Century VP International Fund were substituted for shares of the VIST World Equity Division.

	Period Ended 9/30/03	Year Ended 2002	Year Ended 2001	Year Ended 2000	Year Ended 1999	Year Ended 1998
PBHG Small Cap Growth
Beginning of Period	$5.03	$8.43	$0.00
End of Period	$7.10	$5.03	$8.43
No. of Accum. Units Outstanding	46,772	48,205	50,315
FMR Growth & Income (Service Class 2 Shares)
Beginning of Period	$7.87	$9.56	$0.00
End of Period	$8.95	$7.87	$9.56
No. of Accum. Units Outstanding	34,860	48,024	47,948
ACS VP International Growth
Beginning of Period	$6.46	$8.19	$0.00
End of Period	$7.01	$6.46	$8.19
No. of Accum. Units Outstanding	5,831	5,831	9,542
ACS VP Income & Growth
Beginning of Period	$7.42	$9.30	$0.00
End of Period	$8.43	$7.42	$9.30
No. of Accum. Units Outstanding	20,500	5,195	5,195
FIS U.S. Government Securities Fund II
Beginning of Period	$11.25	$10.42	$0.00
End of Period	$11.39	$11.25	$10.42
No. of Accum. Units Outstanding	25,767	38,358	38,358
ACS VP Ultra
Beginning of Period	$7.24	$9.47	$0.00
End of Period	$8.21	$7.24	$9.47
No. of Accum. Units Outstanding	266,765	274,682	296,552
	Year Ended 1997	Year Ended 1996	Year Ended 1995	Year Ended 1994	Year Ended 1993	Year Ended 1992
PBHG Small Cap Growth
Beginning of Period
End of Period
No. of Accum. Units Outstanding
FMR Growth & Income (Service Class 2 Shares)
Beginning of Period
End of Period
No. of Accum. Units Outstanding
ACS VP International Growth
Beginning of Period
End of Period
No. of Accum. Units Outstanding
ACS VP Income & Growth
Beginning of Period
End of Period
No. of Accum. Units Outstanding
FIS U.S. Government Securities Fund II
Beginning of Period
End of Period
No. of Accum. Units Outstanding
ACS VP Ultra
Beginning of Period
End of Period
No. of Accum. Units Outstanding

        Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's customer service center address at P.O. Box 830765, Birmingham, Alabama, 35283-0765.

        Please send me a free copy of the Statement of Additional Information for the First Variable Annuity Fund A.

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TABLE OF CONTENTS
DEFINITIONS
FEE TABLE
HIGHLIGHTS
  Types of Contracts
  Deductions and Expenses of the Contracts
  Other Charges
  Taxes
THE COMPANY
FUND A
ADMINISTRATION
INVESTMENT OPTIONS
  The Available Options
  American Century Variable Portfolios, Inc.
  VP Income & Growth Fund.
  VP International Fund.
  VP UltraSM Fund.
  Federated Insurance Series
  Federated High Income Bond Fund II.
  Federated Prime Money Fund II.
  Federated Fund for U.S. Government Securities II.
  Fidelity Variable Insurance Products Fund
  VIP Contrafund Portfolio.
  VIP Growth & Income Portfolio.
  PBHG Insurance Series Fund, Inc.
  PBHG Small Cap Growth Portfolio.
  Voting Rights
  Substitution of Other Securities
THE CONTRACTS
  Immediate Contracts
  Deferred Contracts
DEDUCTIONS AND EXPENSES OF THE CONTRACTS, FUND A AND THE INVESTMENT OPTIONS
  Charges to the Contracts
  Charges to Fund A
  Charges to the Investment Options
ACCUMULATION PERIOD
  Free Look Right
  Delayed Investment Start Date
  Purchase Payment Amounts
  When an Accumulation Unit is Valued
  Crediting Accumulation Units
  Accumulation Unit Value
  Transfer of Variable Accumulation Units
  Systematic Transfers — Dollar Cost Averaging
  Asset Rebalancing Program
  Determination of Accumulation Unit Values Upon Transfer
  Net Investment Factor
  Accumulation Value
  Withdrawal Prior to Annuity Commencement Date
  Certain Administrative Procedures
ANNUITY PERIOD
  General
  Annuity Commencement Date
  Assumed Investment Rate
  Election and Effective Date of Election
  Fixed Annuity
  Variable Annuity
  Variable Annuity Unit Value
  Transfer of Variable Annuity Units
  Annuity Options
  Misstatement of Age or Sex
  Proof of Age and Survival
  Commutation
DEATH BENEFIT
  Death Benefit Provided by the Contract
  Election and Effective Date of Election
  Amounts Payable on Death of Payee after Annuity Commencement Date
  Payment of Death Benefit
  Amount of Death Benefit
DEFERMENT
RETIREMENT PLAN CONDITIONS
OWNERSHIP PROVISIONS
  Owner
  Change of Ownership
  Assignment
BENEFICIARY DESIGNATIONS
OTHER CHANGES IN THE CONTRACTS
RIGHT TO EXCHANGE THE CONTRACT
FEDERAL TAX CONSIDERATIONS
  General
  Diversification
  Investment Control
  Multiple Contracts
  Partial 1035 Exchanges
  Contracts Owned by Other than Natural Persons
  Tax Treatment of Assignments
  Gifting a Contract
  Death Benefits
  Income Tax Withholding
  Tax Treatment of Withdrawals — Non-Qualified Contracts
  Qualified Plans
  Tax Treatment of Withdrawals — Qualified Contracts
  Tax-Sheltered Annuities — Withdrawal Limitations
  Mandatory Distributions — Qualified Plans
  Tax Advice and Other Taxes
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
LEGAL PROCEEDINGS
PERIODIC REPORTS
STATE REGULATION
RESERVATION OF RIGHTS
SUSPENSION OF CONTRACTS
INQUIRIES
PRIOR CONTRACTS
FINANCIAL STATEMENTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A ACCUMULATION UNIT DATA
  Accumulation Units